                                                                   EXHIBIT 10.37

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.


                               WARRANT CERTIFICATE

                              DATED [ISSUANCE DATE]

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                               OF IMMUNOGEN, INC.

No. W-97-___                                       For the Purchase of
                                                   Shares of Common Stock

     IMMUNOGEN, INC., a Massachusetts corporation (the "Company"), hereby certifies that, for value received, BioChem Pharma (International) Inc., a corporation organized and existing under the laws of Quebec ("Holder"), or its registered assigns, is the registered owner of a warrant (the "Warrant") to purchase from the Company a number of shares of the Common Stock, $.01 par value per share, of the Company (the "Common Stock," each such share being a "Warrant Share" and all such shares being the "Warrant Shares") determined by dividing [insert $1,852,000 for Warrant issued on Initial Closing Date and $843,000 for each warrant issued on a Subsequent Closing Date] by the average of the Per Share Market Value (as defined in Section 10) for the five (5) consecutive trading days preceding the Exercise Date (the "Exercise Price"), as adjusted from time to time as provided in Section 7 and except as provided in Section 3(f). This Warrant may be exercised at any time or from time to time on or after July 31, 2000 (the "Initial Exercise Date") until and including July 31, 2002 (the "Expiration Date"), all subject to the following terms and conditions:

1. REGISTRATION OF WARRANTS. The Company shall register each Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder of such Warrant from time to time. The Company may deem and treat the registered Holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the Holder thereof, and for all other purposes, and the Company shall not be affected by the notice to the contrary.

2.   REGISTRATION OF TRANSFERS AND EXCHANGES.

     a. Subject to Section 2(c) below, the Company shall register the transfer of any Warrants upon records to be maintained by the Company for that purpose, upon surrender of this Warrant Certificate, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(c). Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee and a new Warrant Certificate, in similar form, evidencing the remaining Warrants not so transferred, if any, shall be issued to the then registered Holder thereof.

     b. This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Company specified in or pursuant to
Section 3(c), for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by said Holder hereof at the time of such surrender.

     c. Each Holder of this Warrant acknowledges that this Warrant is subject to restrictions on transfer set forth in a Stock Purchase Agreement dated as of July 31, 1997 among BioChem Pharma (International) Inc., the Company and ATI (the "Stock Purchase Agreement"), and agrees to be bound by the restrictions on the sale, pledge, assignment and transfer of the Warrant contained therein. Each Holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect, or
(b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

     Without limiting the generality of the foregoing, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the Holder shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the Warrant Shares issued pursuant to such exercise:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON UNLESS (1) EITHER

     (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS."

     In addition, without limiting the generality of the foregoing, the Company may delay issuance of the Warrant Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

3.   DURATION AND EXERCISE OF WARRANTS.

     a. Warrants shall be exercisable by the registered Holder thereof on any business day before 5:00 P.M., New York time, at any time and from time to time on or after the Initial Exercise Date to and including the Expiration Date. At 5:00 P.M., New York time, on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

     b. Subject to the limitations set forth in Sections 3(c) and 3(f) and to the other provisions of this Warrant Certificate, including adjustments to the number of Warrant Shares issuable on the exercise of each Warrant and to the Exercise Price pursuant to Section 7, the Holder of each Warrant shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such Holder of a Warrant) at the Exercise Price one fully paid Warrant Share which is non-assessable.

     c. Subject to Sections 2(b), 2(c), 4 and 8, upon surrender of this Warrant Certificate, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 333 Providence Highway, Norwood, Massachusetts, 02062 Attention: Treasurer, or at such other address as the Company may specify in writing to the then registered Holder of the Warrants, and upon payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being exercised (i) in lawful money of the United States of America or (b) as provided in Section 3(e) below, all as specified by the Holder of this Warrant Certificate in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the registered Holder of such Warrants, and in such name or names as such registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any person so designated to be named therein shall be deemed to have become Holder of record of such Warrant Shares as of the Date of Exercise of such Warrants.

     The "Date of Exercise" of any Warrant means the date on which the Company shall have received (i) this Warrant Certificate, with the Form of Election to Purchase attached hereto appropriately completed and duly signed, and (ii) payment of the Exercise Price for such Warrant.

     d. The Warrants evidenced by this Warrant Certificate shall be exercisable, either as an entirety or, from time to time, for part of the number of Warrants evidenced by this Warrant Certificate. If less than all of the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company shall issue, at its expense, a new Warrant Certificate, in substantially the form of this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

     e. In lieu of the delivery of the full Exercise Price in lawful money of the United States of America as described in subsection 3(c) above, all or part of the payment due upon exercise of this Warrant may be made, at the option of the Holder, by surrendering to the Company shares of Series B Convertible Preferred Stock of Apoptosis Technology, Inc. ("ATI Preferred Stock"), such that for each $1,000 otherwise payable in cash, the Holder shall surrender to the Company one share ATI Preferred Stock.

     f. If on the Exercise Date applicable to any exercise of this Warrant, (A) the Common Stock is then listed for trading on the Nasdaq National Market, (B) the Exercise Price then in effect is less than $1.237 [the average closing sale price on Nasdaq for the five consecutive trading days prior to the Initial Closing Date], (C) the Company has not previously obtained Stockholder Approval (as defined below), (D) the Company has not obtained a waiver of the Stockholder Approval requirement of Rule 4460(i) of the Nasdaq Stock Market (or any successor or replacement provision thereof) ("Rule 4460(i)"), and (E) the Company is required to obtain Stockholder Approval under Rule 4460(i) as a condition to continued listing on the Nasdaq Stock Market, then the Company shall issue to the Holder a number of Common Shares which, together with all Common Shares previously issued upon exercise of this Warrant or the other warrants issued to the Holder pursuant to the Stock Purchase Agreement (the "Related Warrants"), will not exceed 4,355,950 [20% of the total number of shares of Company Common Stock outstanding on the Initial Closing Date] (the "Issuable Maximum"). If the Holder is not able to exercise this Warrant in full because the number of shares otherwise issuable upon exercise of this Warrant exceeds the Issuable Maximum, the Holder shall be entitled to exercise this Warrant for shares of the Company's preferred stock having the powers, preferences and other terms described in Schedule 1 hereto in lieu of Warrant Shares, such that for each $1,000 in value that the holder is not able to convert into Common Shares, the holder shall be entitled to exercise this Warrant to purchase one share of Preferred Stock. "Stockholder Approval" means the approval by the majority of the total votes cast on the proposal, in person or by proxy, at a meeting of the stockholders of the Company held in accordance with the Company's articles of organization and by-laws as then in effect, of the issuance by the Company of shares of Common Stock exceeding the Issuable Maximum as a consequence of the exercise of this Warrant and the Related Warrants, as and to the extent required pursuant to Rule 4460(i).

4. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of the Warrants represented by this Certificate; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring the Warrants represented by this Certificate or receiving the Warrant Shares under this Warrant Certificate.

5. REPLACEMENT OF WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a substitute Warrant certificate also shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

6. RESERVATION OF WARRANT SHARES. From and after the date that the stockholders of the Company approve an amendment to the Company's Restated Articles of Organization, as amended, to increase the Company's authorized shares of Common Stock to 50,000,000 shares, the Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of the Warrants, the maximum number of Warrant Shares (as adjusted from time to time pursuant to Section 7 hereof) which may then be deliverable upon the exercise of this Warrant.


7. ADJUSTMENT TO THE NUMBER OF WARRANT SHARES ISSUABLE. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment from time to time as set forth in this Section 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. In the event the Company and the Holders of Warrants disagree as to any adjustment to the Exercise Price hereunder, an Appraiser selected by the Holders of a majority in interest of the Warrants shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 7), of the Exercise Price; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to promptly select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions; provided, however, that no such adjustment of the Exercise Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Exercise Price to more than the Exercise Price then in effect.

     a. If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     b. If the Company, at any time while this Warrant is outstanding, shall distribute to all Holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 7(d) hereof), then in each such case the Exercise Price for which the Warrant Shares shall be purchased shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be the Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors of the Company (the "Board of Directors") in good faith; provided, however, that in the event of a distribution exceeding 10% of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the Holders of a majority of the Warrants that are then outstanding; and further provided, however, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Warrants of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

     c. In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by Holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which this Warrant could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 7(c) upon any exercise following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     d.   If:

          i. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

          ii. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

          iii. the Company shall authorize the granting to all Holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

          iv. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

          v. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be mailed to the Holder in accordance with Section 10 hereof, at least thirty (30) days prior to the applicable record or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the Holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that Holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     e. In any case in which this Section 7 shall require that an adjustment be made effective as of the record date for a specified event, the Company may elect to defer until occurrence of such event (A) issuing to the Holder, if this Warrant is exercised after such record date, the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price prior to adjustment and (B) paying to the Holder any amount in cash in lieu of a fractional share pursuant to Section 8 hereof; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares, other capital stock and/or cash upon the occurrence of the event requiring such adjustment.

     f. Any determination that the Company or the Board of Directors must make pursuant to this Section 7 shall be conclusive if made in good faith.

8. FRACTIONAL SHARES. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 6, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

9.   WARRANT AGENT.

     a. The Company shall serve as warrant agent under this Warrant. Upon thirty
(30) days' notice to the Holder, the Company and the Holder may appoint a new warrant agent. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the warrant agent, without any further assurance, conveyance, act or deed, but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the Company.

     b. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the register maintained the warrant agent pursuant to this Warrant.

10. NOTICES. All notices or other communications hereunder shall be given, and shall be deemed duly given and received if given, by facsimile and by mail, postage prepaid: (1) if to the

Company, addressed as follows: IMMUNOGEN, INC., 333 Providence Highway, Norwood, Massachusetts 02062, Attention: Treasurer, or to facsimile no. (617) 769-4242; or (ii) if to the Holder, addressed to the Holder at the facsimile telephone number and address of the Holder appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 10. Any such notice shall be deemed given and effective upon the earliest to occur of (i) receipt of such facsimile at the facsimile telephone number specified in this Section 10, (ii) five (5) Business Days after deposit in the United States mails or (iii) upon actual receipt by the party to whom such notice is required to be given.


10.  PER SHARE MARKET VALUE

     As used in this Warrant, "Per Share Market Value" means on any particular date (a) the closing sale price per share of the Common Stock on such date on The Nasdaq National Market or Nasdaq SmallCap Market or other stock exchange on which the Common Stock has been listed or if there is no such price on such date, then the closing sale price on such exchange on the date nearest preceding such date, or (b) if the Common Stock is not listed on The Nasdaq National Market or Nasdaq SmallCap Market or any stock exchange, the closing sale price for a share of Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market at the close of business on such date, or (c) if the Common Stock is not quoted on the Nasdaq Stock Market, the closing sale price for a share of Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or (d) if the Common Stock is not reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, or (e) if the Common Stock is not publicly traded, the fair market value of a share of Common Stock as determined by an Appraiser (which shall conduct a good faith appraisal) by the Holders of a majority in interest of the shares of the Series B Preferred Stock; PROVIDED, HOWEVER, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser (which shall conduct a good faith appraisal), in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

11.  MISCELLANEOUS.

     a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company, the Holder and any registered Holder of Warrant Shares any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company, the Holder and any other registered Holder of Warrant Shares.

     c. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law thereof.

     d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

     e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                IMMUNOGEN, INC.,
                                in its corporate capacity and in its capacity as the Warrant Agent hereunder



                                By:  ___________________________________________
                                Name:
                                Title:

                          FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To ImmunoGen, Inc.:

The undersigned hereby irrevocably elects to exercise ________________ Warrants evidenced by the foregoing Warrant Certificate for No. W-97-___, and to purchase thereunder, __________ full shares of Common Stock issuable upon exercise of said Warrants and: __(i) makes payment of $ _______, representing the full purchase price for such shares at the Exercise Price per share provided for in such Warrant, OR (ii) elects to purchase the Warrant Shares by means of a "cashless exercise" as described in Section 3(e) of the Warrant Certificate by surrendering _______ shares of ATI Preferred Stock, OR (iii) makes payment of $_______ in cash and elects to pay the balance of the Exercise Price for the Warrant Shares by means of a "cashless exercise" as described in Section 3(e) of the Warrant Certificate by surrendering _______ shares of ATI Preferred Stock, and makes payment in cash of any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

The undersigned requests that certificates for such shares be issued in the name of __________________________________________

PLEASE INSERT SOCIAL SECURITY
OR TAX IDENTIFICATION NUMBER:  ___________________________

(PLEASE PRINT NAME AND ADDRESS)

__________________________________________

__________________________________________

__________________________________________

If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercise be issued in the name of and delivered to:

(PLEASE PRINT NAME AND ADDRESS)

__________________________________________

__________________________________________

__________________________________________

                                          Name of Holder:
Dated:
                                          (Print)_______________________________

                                          (By:)_________________________________

                                          (Title:)______________________________

                               FORM OF ASSIGNMENT


FOR VALUE RECEIVED, ____________________________ hereby sells, assigns, and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said Warrants:


NAME OF ASSIGNEE                   ADDRESS                    NUMBER OF WARRANTS



If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

(Please print name and address):


                                          Name of Holder:
Dated:
                                          (Print)_______________________________

                                          (By:)_________________________________

                                          (Title:)______________________________

                                   SCHEDULE 1

                              PREFERRED STOCK TERMS


             SECTION 1. DESIGNATION, AMOUNT AND PAR VALUE. The series of Preferred Stock shall be designated as the [Designation] Preferred Stock (the "Preferred Stock"), and the number of shares so designated shall be _____. The par value of each share of Preferred Stock shall be $.01. Each share of Preferred Stock shall have a stated value of $1,000 per share (the "Stated Value").

             SECTION 2. DIVIDENDS. At all times prior to July 31, 2002, in the event the Board of Directors of the Company shall declare a dividend payable upon the then outstanding shares of common stock, $.01 par value, of the Company (or stock of any other class into which such shares may hereafter have been reclassified or changed) ("Common Stock"), the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of the Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends per share of Preferred Stock, as would have been payable on [the Warrant Shares in lieu of which the shares of Preferred Stock were issued]. From and after July 31, 2002, the holders of Preferred Stock shall be entitled to receive a cumulative dividend payable in arrears in cash quarterly on the last day of each January, April, July and October, commencing on October 31, 2002 (each, a "Dividend Payment Date"), at a rate per annum multiplied by the Stated Value equal to the prime rate as announced by the Wall Street Journal from time to time, such rate to be adjusted automatically on the effective date of any change in such rate, plus 1%, in preference to dividends on any Common Stock or any class ranking, as to dividend rights, junior to the Preferred Stock, and such dividends shall accrue (whether or not declared and whether or not there shall be funds legally available for the payment of dividends) without interest, and shall be payable on the Dividend Payment Date.

             SECTION 3. VOTING RIGHTS. Except as otherwise provided herein and as otherwise provided by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock then outstanding, alter or change adversely the powers, preferences or rights given to the Preferred Stock.

             SECTION 4. LIQUIDATION. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of shares of Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to holders of the Company's capital stock, before payment or distribution of any of such assets to the holders of Common Stock, for each share of Preferred Stock an amount equal to the Stated Value, plus an amount equal to all declared but unpaid dividends per share, without interest, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed shall be distributed among the holders of Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of shall be deemed a Liquidation. The Company shall mail written notice of any such Liquidation, not less than 30 days prior to the payment date stated therein, to each record holder of Preferred Stock.

            SECTION 5. CONVERSION. Each share of Preferred Stock shall be convertible into the number of Warrant Shares in lieu of which the shares of Preferred Stock were originally issued at any time on or after July 31, 2000 and before July 31, 2007; PROVIDED THAT, on the conversion date, either (A) the Common Stock is not then listed for trading on the Nasdaq National Market, (B) the Exercise Price (as defined in the Warrant Certificate) then in effect is greater than $1.237 [the average closing sale price on Nasdaq for the five consecutive trading days prior to the Initial Closing Date], (C) the Company has previously obtained Stockholder Approval (as defined in the Warrant Certificate), (D) the Company has obtained a waiver of the Stockholder Approval requirement of Rule 4460(i) of the Nasdaq Stock Market (or any successor or replacement provision thereof) ("Rule 4460(i)"), or (E) the Company is no longer required to obtain Stockholder Approval under Rule 4460(i) as a condition to continued listing on the Nasdaq Stock Market.